Exhibit 10.3
August 12, 2010
Emergent BioSolutions Inc.
2273 Research Boulevard
Suite 400
Rockville, MD
     Re: Emergent BioSolutions Inc. — Lock-Up Agreement (this “Letter Agreement”)
Ladies and Gentlemen:
     The undersigned understands that Emergent BioSolutions Inc., a Delaware corporation (“Parent”), 35406 LLC, a Delaware limited liability company and wholly owned direct subsidiary of Parent (the “LLC”), 30333 Inc., a Delaware corporation and wholly owned indirect subsidiary of Parent (“Merger Sub”), and Trubion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger dated as of 12, 2010 (the “Merger Agreement”), pursuant to which the Merger Sub will merge (the “Merger”) with and into the Company, with the Company surviving the Merger as an indirect subsidiary of Parent, and then merging with and into the LLC with the LLC being the surviving entity of the LLC Merger. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement. In connection with the Merger, Parent will issue to the security holders of the Company, including the undersigned, the Stock Merger Consideration.
     To induce Parent to consummate the Merger and to issue the Stock Merger Consideration, the undersigned hereby agrees that, without the prior written consent of Parent, it will not for a period of ninety (90) days from the Effective Time (the “Lock-Up Period”) (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the Stock Merger Consideration or any securities convertible into or exercisable or exchangeable for the Stock Merger Consideration or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock Merger Consideration, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Stock Merger Consideration, such other securities, in cash or otherwise. Following the expiration of the Lock-Up Period, the undersigned agrees that the foregoing restrictions will continue to apply to the Stock Merger Consideration except that (a) for a period of ninety (90) days after the expiration of the Lock-Up Period, the undersigned may take any such action referred to in clause (1) or (2) above in respect of up to twenty-five percent (25%) of the Stock Merger Consideration received by the undersigned at the Effective Time, (b) for a period of one hundred eighty (180) days after the expiration of the Lock-Up Period, the undersigned may take any such action referred to in clause (1) or (2) above in respect of up to fifty percent (50%) of the Stock Merger Consideration received by the undersigned at the Effective Time, (c) for a period of two-hundred seventy (270) days after the expiration of the Lock-Up Period, the undersigned may take any such action referred to in clause (1) or (2) above in respect of up to seventy-five percent (75%) of the Stock Merger Consideration received by the undersigned at the Effective Time and (d) after a period of three hundred sixty (360) days after the expiration of the Lock-Up Period, the restrictions imposed by this Letter Agreement shall no longer apply. Notwithstanding the foregoing, (A) if a Parent Acceleration Event occurs prior to the date that is one hundred eight (180) days after the Effective Time (such date, the “Six Month Anniversary”), the restrictions set forth in clauses (1) and (2) above will continue to apply to the Stock Merger Consideration except that (y) for a period of one hundred eighty (180) days after the Effective Time, the undersigned may take any such action referred to in clauses (1) and (2) above in respect of up to fifty percent (50%) of the Stock Merger Consideration received by the undersigned at the Effective Time and (z) after the Six Month Anniversary, the restrictions imposed by this Letter Agreement shall no longer apply, and (B) if a Parent Acceleration Event occurs after the Six Month Anniversary, the restrictions imposed by this Letter Agreement shall lapse immediately upon the occurrence of such Parent Acceleration Event. “Parent Acceleration Event” shall be deemed to have occurred if, at any time during the applicable period, both (1) the closing sale price per share for shares of Parent Common Stock (as defined in the Merger Agreement) on the New York Stock Exchange for any 20 trading days (which need not be consecutive) during a consecutive 30 calendar day period shall exceed 120% of the Parent Average Stock Price (as defined in the Merger Agreement) and (2) Parent shall issue any shares of Parent Common Stock (as defined in the Merger Agreement) in connection with any financing transaction, including any private placement or public offering.
     The restrictions imposed by this Letter Agreement shall not apply to the transfer or disposition of the Stock Merger Consideration (1) as a bona fide gift, (2) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value, (3) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value, (4) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, (5) as a distribution to partners, members or stockholders of the undersigned in a transaction not involving a disposition for value or (6) to any affiliate of the undersigned or any investment fund or other entity controlled or managed by the undersigned in a transaction not involving a disposition for value; provided that, in each case, the transferee, distributee or donee agrees in writing to be bound by the terms of this Letter Agreement to the same extent as if a party hereto. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Additionally, any discretionary waiver or termination of the restrictions set forth in this Letter Agreement by Parent shall apply pro rata to all Company Stockholders subject to substantially similar letter agreements entered into in connection with the Merger, based on the number of shares subject to such agreements.
     In furtherance of the foregoing, the Parent, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.
     The undersigned understands that the Parent is relying upon this Letter Agreement in entering into and consummating the Merger. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

Very truly yours,

ARCH Venture Fund V, L.P.

By:	ARCH Venture Partners V, L.P.
Its: General Partner

By:	ARCH Venture Partners V, L.L.C.
Its: General Partner

By:
Name:
Its: Managing Director

ARCH V Entrepreneurs Fund V, L.P.

By:	ARCH Venture Partners V, L.P.
Its: General Partner

By:	ARCH Venture Partners V, L.L.C.
Its: General Partner

By:
Name:
Its: Managing Director

Healthcare Focus Fund, L.P.

By:	ARCH Venture Partners V, L.P.
Its: General Partner

By:	ARCH Venture Partners V, L.L.C.
Its: General Partner

By:
Name:
Its: Managing Director
[Signature Page to Lock-Up Letter]

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

Very truly yours,

Frazier Healthcare IV, L.P.

By:	FHM IV, LP
Its general partner

By:	FHM IV, LLC Its general partner

By:
Name: Tom Hodge Its:

Frazier Affiliates IV, L.P.

By:	FHM IV, LP Its general partner

By:	FHM IV, LLC
Its general partner

By:
Name: Tom Hodge
Its:

Frazier Healthcare III, L.P.

By:	FHM III, LLC
Its

By:
Name: Tom Hodge
Its:

Frazier Affiliates III, L.P.

By:	FHM III, LLC
Its

By:
Name: Tom Hodge
Its:
[Signature Page to Lock-Up Letter]

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

Very truly yours,

Venrock Partners, L.P.

By:	Venrock Partners Management LLC,
Its: General Partner

Venrock Associates IV, L.P.

By:	Venrock Management IV, LLC,
Its: General Partner

Venrock Entrepreneurs Fund IV, L.P.

By:	VEF Management IV, LLC,
Its: General Partner

By:
Name: David L. Stepp
Its: Authorized Signatory
[Signature Page to Lock-Up Letter]

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

Very truly yours,

Prospect Venture Partners II, L.P.

By:	Prospect Management Co. II, LLC
General Partner

By:
Name: David Markland
Its: Attorney-In-Fact

Prospect Associates II, L.P.

By:	Prospect Management Co. II, LLC
General Partner

By:
Name: David Markland
Its: Attorney-In-Fact
[Signature Page to Lock-Up Letter]